EXECUTION COPY

CROSS-LICENSE AGREEMENT

THIS CROSS-LICENSE AGREEMENT (the “Agreement”) is made as of September 15, 2004 (the “Effective Date”) between Pfizer Inc, a Delaware corporation having an office at 235 East 42nd Street, New York, New York 10017, and its Affiliates (“Pfizer”), and Medarex, Inc., a New Jersey corporation with a business address at 707 State Road, Princeton, New Jersey 08540 (“Medarex”). Pfizer and Medarex each may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A. Pfizer and Medarex each have their own separate and competing research and development programs (referred to as “Programs”) focusing on the development and commercialization of antibody-based products that target cytotoxic T-lymphocyte antigen 4 (“CTLA-4”).

B. Pfizer and Medarex each own or control patents and patent applications relating to monoclonal antibody products that target CTLA-4 that are used in the Programs.

C. The Parties have recognized that their respective patent positions are of a nature that, in the absence of unblocking cross-licenses, could have a negative impact on potential competition between the Parties and, specifically, on the success of their respective Programs, and could block the development and availability of monoclonal antibody products that are directed against CTLA-4 to the detriment of the Parties generally, and to the substantial detriment of patients needing treatment with such antibody-based products.

D. Each of the Parties has recognized that potential disputes between them concerning patent interference proceedings, if any, for patents and patent applications covered by this Agreement could impede the development of one or both Programs, reducing the availability of antibody-based products.

E. The Parties wish to grant each other cross-licenses under specified patents and patent applications owned or controlled by them, and provide for the conditions under which each could sublicense those rights, all as further set forth herein.

F. The Parties have entered into a License Agreement, dated as of the Effective Date (the “Allison License Agreement”), with respect to certain Patents Controlled by Medarex pursuant to the UC Agreement and the Gilead Agreement (as such terms are defined in the Allison License Agreement).

G. By entering into this Agreement and the License Agreement, the Parties intend to facilitate the development of their own respective Programs without interfering with or becoming involved in the other Party’s Program.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings set forth below.

1.1 “Affiliate” means any corporation, company, partnership, joint venture, firm or other entity that controls, is controlled by, or is under common control with a Person. For purposes of this definition, “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such noncorporate entities.

1.2 “Allison License Agreement” has the meaning set forth in the Recitals above.

1.3 “Allison Patents” means those Patents that are Controlled by Medarex pursuant to the UC Agreement or the Gilead Agreement (as such terms are defined in the Allison License Agreement), including the Patents set forth on Schedule A to the Allison License Agreement.

1.4 “Antibody” means any antibody, or fragment thereof, that is directed against CTLA-4.

1.5 “Change of Control” means, with respect to a Party, the merger, consolidation or similar transaction, or the sale of all or substantially all of a Party’s assets, or a line of business of a Party, that pertains to the exercise of such Party’s rights or the performance of such Party’s obligations under this Agreement.

1.6 “Claim” has the meaning set forth in Section 3.4.2.

1.7 “Control” means, with respect to any Patent, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to grant a license, sublicense or covenant-not-to-sue, as applicable, under such Patent as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. Neither Party will be deemed to Control any Patents of the other Party by virtue of the grants set forth in Section 2.1.

1.8 “Covered Patent” means any Patent to the extent that it claims (a) an Antibody, or a group of Antibodies, as a composition of matter, (b) a pharmaceutical preparation comprising one or more Antibodies as active ingredients (as distinguished from pharmaceutical preparations that utilize Antibodies as targeting agents) whether alone or with one or more other ingredients (whether or not active) and whether in a fixed dosage form or as a combination therapy, (c) CTLA-4, or (d) any methods of using the foregoing ((a) through (c)). Covered Patents shall not include any Patents to the extent that they claim any method of manufacturing Licensed Products.

1.9 “CTLA-4” has the meaning set forth in the Recitals above.

1.10 “Exploit” or “Exploitation” means to make, have made, import, use, sell or offer for sale.

1.11 “Indemnified Party” has the meaning set forth in Section 3.4.2.

1.12 “Indemnitee” has the meaning set forth in Section 3.4.2.

1.13 “Kirin Agreement” means that certain Collaboration and License Agreement between Kirin Brewery Co., Ltd. (“Kirin”) and Medarex, effective as of September 4, 2002, as amended from time to time.

1.14 “Licensed Patents” means any or all of the Pfizer Patents and the Medarex Patents.

1.15 “Licensed Product” means either a Medarex Product or a Pfizer Product and “Licensed Products” means Medarex Products and Pfizer Products.

1.16 “Medarex Excluded Patents” means (a) Mice-Related Patents, (b) Allison Patents, and (c) any Patents that Medarex or any of its Affiliates own, have under license or otherwise Control to the extent that they (i) specifically claim a particular Antibody as defined by the amino acid sequence of CDR 1, 2 and 3 of either the heavy or the light chain variable region, or the Exploitation of such Antibody, (ii) claim one or more Antibodies, whether specifically or generally, together with, or otherwise in combination with, a specific composition of matter, whether in a fixed dosage form or as a combination therapy, wherein the composition of matter is recited in the claim by a specific name, specific compositional description, specific protein structure or specific chemical structure, or the Exploitation of the foregoing. Without limiting the foregoing, Medarex Excluded Patents shall include any Patents to the extent that they claim or cover [***].

1.17 “Medarex Patents” means (a) all Covered Patents Controlled by Medarex or its Affiliates as of the Effective Date, that would be infringed by the Exploitation of a Pfizer Product in the absence of the license grant set forth in Section 2.1.2, including the Patents set forth in Schedule A hereto, and (b) all Covered Patents filed either from such Covered Patents or from an application claiming priority therefrom to the extent not directed to new matter, but in each case ((a) and (b)) excluding any Medarex Excluded Patents.

1.18 “Medarex Product” means (a) any product Exploited by Medarex or its Affiliates or their respective Sublicensees/Licensees that includes an Antibody derived from a Medarex Program as an active ingredient, whether alone or in combination with one or more additional compositions of matter; or (b) any service provided by or on behalf of Medarex or its Affiliates or their respective Sublicensees/Licensees, which service utilizes an Antibody derived from a Medarex Program, whether alone or in combination with one or more additional compositions of matter.

[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.19 “Medarex Program” means a program initiated by Medarex, alone or in collaboration with a Third Party, focused on the research, development and/or commercialization of one or more Antibodies.

1.20 “Medarex Sublicensee/Licensee” and “Medarex Sublicensees/Licensees” means any Sublicensee(s)/Licensee(s) that have been granted rights to the Pfizer Patents under a sublicense from Medarex or its Affiliates or Sublicensee(s)/Licensee(s) under this Agreement to make, use, sell, offer for sale or import a Medarex Product.

1.21 “Mice” means any (a) immunizable transgenic mice containing unrearranged human immunoglobulin transgenes inserted into mouse chromosomes, but not containing any human chromosomes or fragments thereof, that are Controlled by Medarex or its Affiliates, (b) mice developed by Kirin using certain transchromosomal technology, which mice are licensed to Medarex pursuant to the Kirin Agreement or (c) mice developed through the crossbreeding of the mice described in clause (a) of this definition with the mice described in clause (b) of this definition, which are jointly owned by Medarex and Kirin pursuant to, and are subject to, the Kirin Agreement.

1.22 “Mice-Related Patents” means any Patents that are Controlled by Medarex or its Affiliates that claim or cover (a) the Mice, (b) biological materials derived directly or indirectly from the Mice, (c) information or inventions with respect to the foregoing, or (d) the Exploitation of the foregoing.

1.23 “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents. Patents shall not include Orphan Drug Rights or any other form of data or regulatory exclusivity.

1.24 “Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government or other entity.

1.25 “Pfizer Excluded Patents” means any Patents that Pfizer or any of its Affiliates own, have under license or otherwise Control to the extent that they (a) specifically claim a particular Antibody as defined by the amino acid sequence of CDR 1, 2 and 3 of either the heavy or the light chain variable region, or the Exploitation of such Antibody, (b) claim one or more Antibodies, whether specifically or generally, together with, or otherwise in combination with, a specific composition of matter, whether in a fixed dosage form or as a combination therapy, wherein the composition of matter is recited in the claim by a specific name, specific compositional description, specific protein structure or specific chemical structure, or the Exploitation of the foregoing.

1.26 “Pfizer Patents” means (a) all Covered Patents Controlled by Pfizer or its Affiliates as of the Effective Date that would be infringed by the Exploitation of a Medarex Product in the absence of the license grant set forth in Section 2.1.1, including the Patents set forth in Schedule B, and (b) all Covered Patents filed either from such Covered Patents or from an application claiming priority therefrom to the extent not directed to new matter, but in each case ((a) and (b)) excluding any Pfizer Excluded Patents.

1.27 “Pfizer Product” means (a) any product Exploited by Pfizer or its Affiliates or their respective Sublicensees/Licensees that includes an Antibody derived from a Pfizer Program as an active ingredient, whether alone or in combination with one or more additional compositions of matter; or (b) any service provided by or on behalf of Pfizer or its Affiliates or their respective Sublicensees/Licensees, which service utilizes an Antibody derived from a Pfizer Program, whether alone or in combination with one or more additional compositions of matter.

1.28 “Pfizer Program” means a program initiated by Pfizer, alone or in collaboration with a Third Party, focused on the research, development and/or commercialization of one or more Antibodies.

1.29 “Pfizer Sublicensee/Licensee” and “Pfizer Sublicensees/Licensees” means any Sublicensee(s)/Licensee(s) that have been granted rights to the Medarex Patents under a sublicense from Pfizer or its Affiliates or Sublicensee(s)/Licensee(s) under this Agreement to make, use, sell, offer for sale or import a Pfizer Product.

1.30 “Programs” has the meaning provided in the Recitals above.

1.31 “Sublicensee/Licensee” and “Sublicensees/Licensees” means permitted Third Party (including Affiliates) licensees and sublicensees and future downstream sub-sublicensees of the Licensed Patents or any of the Patent rights included therein pursuant to the terms of and subject to the restrictions provided for in this Agreement.

1.32 “Sublicense/License” and “Sublicenses/Licenses” means the license or sub-license or future downstream sub-sublicense agreements under any Licensed Patent entered into by a Sublicensee/Licensee.

1.33 “Third Party” means any party other than Pfizer, Medarex or their Affiliates.

1.34 “Third-Party License Agreement” means an agreement between a Party or its Affiliates, on the one hand, and a Third Party, on the other hand, (a) pursuant to which such Party or its Affiliate acquired a licensable or sublicensable interest in any Licensed Patents or (b) that otherwise creates any rights or obligations with respect to any Licensed Patents.

2. Patent Licenses.

2.1 License Grants. Subject to the terms and conditions of this Agreement, the Parties grant each other the following licenses, in partial consideration for the licenses that each receives from the other hereunder:

2.1.1 Pfizer Licenses to Medarex. Pfizer and its Affiliates hereby grant to Medarex a perpetual (subject to the termination provisions of Section 2.5), royalty-free and fully paid, worldwide, non-exclusive license under the Pfizer Patents, with the right to sublicense to Medarex Sublicensees/Licensees, and with the further right for such Medarex Sublicensees/Licensees to sub-sublicense to additional Medarex Sublicensees/Licensees, solely as provided in this Article 2, to Exploit Medarex Products. Nothing in this Agreement provides any rights to Medarex in any Patents relating to compositions of matter other than Antibodies and no rights are provided with respect to any drugs marketed or developed by Pfizer or its Affiliates or Sublicensees/Licensees. Nor does anything in this Agreement provide rights to Medarex or any of its Affiliates or Sublicensees/Licensees to market any Medarex Product in combination with any product marketed or developed by Pfizer or its Affiliates or Sublicensees/Licensees.

2.1.2 Medarex Licenses to Pfizer. Medarex and its Affiliates hereby grant to Pfizer a perpetual (subject to the termination provisions of Section 2.5), royalty-free and fully paid, worldwide, non-exclusive license under the Medarex Patents, with the right to sublicense to Pfizer Sublicensees/Licensees, and with the further right for such Pfizer Sublicensees/Licensees to sub-sublicense to additional Pfizer Sublicensees/Licensees, solely as provided in this Article 2, to Exploit Pfizer Products. Nothing in this Agreement provides any rights to Pfizer in any Patents relating to compositions of matter other than Antibodies and no rights are provided with respect to any drugs marketed or developed by Medarex or its Affiliates or Sublicensees/Licensees. Nor does anything in this Agreement provide rights to Pfizer or any of its Affiliates or Sublicensees/Licensees to market any Pfizer Product in combination with any product marketed or developed by Medarex or its Affiliates or Sublicensees/Licensees.

2.2 License Fees in Connection with a Sublicense/License. Neither Party or any of its Affiliates shall have any obligation to the other Party or its Affiliates with respect to any license fees, milestone payments, royalties, or any other financial consideration received by a Party pursuant to a Sublicense/License.

2.3 Limitations. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to restrict in any manner whatsoever the right of: (a) Pfizer to exercise its rights under the Pfizer Patents and to grant licenses or sublicenses to Third Parties for any purpose under the Pfizer Patents; (b) Medarex to exercise its rights under the Medarex Patents and to grant licenses or sublicenses to Third Parties for any purpose under the Medarex Patents; (c) Pfizer to enforce Pfizer Patents against infringing activities by Third Parties; and (d) Medarex to enforce Medarex Patents against infringing activities by Third Parties.

2.4 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party grants under its intellectual property (including Patents) any license, express or implied, to the other Party.

2.5 Term and Termination of License and Covenant.

2.5.1 Term. Unless earlier terminated in accordance with this Section 2.5, the licenses provided for in Section 2.1 shall run to the end of the enforceable term of the Licensed Patents licensed or sublicensed hereunder.

2.5.2 Termination by Medarex. Medarex shall have the right to terminate the license granted to Pfizer under Section 2.1.2 and its associated obligations, if and only if (a) the Allison License Agreement is terminated as a result of a breach by or on behalf of Pfizer or its Affiliates or Sublicensees/Licensees (as defined in the Allison License Agreement), or (b) Pfizer or its Affiliates or Sublicensees/Licensees materially breaches this Agreement, and fails to cure such breach within thirty (30) days after written notice from Medarex specifying the nature of such breach. Medarex shall have the right to terminate the license granted to it under Section 2.1.1, and its associated rights, in whole or as to any portion of the Pfizer Patents on written notice to Pfizer.

2.5.3 Termination by Pfizer. Pfizer shall have the right to terminate the license granted to Medarex under Section 2.1.1 and its associated obligations if and only if Medarex or its Affiliates or Sublicensees/Licensees materially breaches (a) this Agreement, (b) Section 2.1, 2.2 or 2.3 of the Allison License Agreement, or (c) Section 3.1 of the Allison License Agreement (solely where such breach has a material adverse effect on Pfizer’s ability to Exploit Pfizer Products under the Licensed Patents (as defined in the Allison License Agreement), and Medarex or its Affiliates or its Sublicensees/Licensees fails to cure such breach (under clause (a), (b) or (c) of this Section 2.5.3) within thirty (30) days after written notice from Pfizer specifying the nature of such breach. Pfizer shall have the right to terminate the license granted to it under Section 2.1.2, and its associated rights, in whole or as to any portion of the Medarex Patents on written notice to Medarex.

2.5.4 Equitable Relief. The Parties acknowledge that monetary damages may not be a sufficient remedy for material breach of this Agreement and that the non-breaching Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction including specific performance of the other Party’s obligations hereunder.

2.5.5 Sublicenses/Licenses. Unless terminated pursuant to Section 2.5.2 or 2.5.3, the licenses granted to the non-breaching Party under this Agreement, including any Sublicenses/Licenses provided for under this Agreement entered into by such Party, shall run to the end of the enforceable term of the relevant Patents included in the Licensed Patents under which such licenses and Sublicenses/Licenses are granted. The Sublicenses/Licenses provided for under this Agreement entered into by the breaching Party may be either terminated or allowed to survive termination of the breaching Party’s licenses hereunder at the sole discretion of the non-breaching Party.

2.5.6 Survival. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

2.6 Notice of Licenses and Sublicenses. Each Party shall provide the other Party with written notice within thirty (30) days after the granting of any Sublicense/License of rights under any Licensed Patents by such Party or its respective Sublicensees/Licensees, which notice shall contain the name of the grantee of such Sublicense/License and the date of the grant of such Sublicense/License.

2.7 Excluded Patents. Neither Pfizer nor its Affiliates shall have any rights with respect to any Medarex Excluded Patents under this Agreement. Neither Medarex nor its Affiliates shall have any rights with respect to any Pfizer Excluded Patents under this Agreement.

3. Warranties, Covenants and Indemnities.

3.1 Representations, Warranties and Covenants of Pfizer. Pfizer represents, warrants and covenants that: (a) Pfizer and its Affiliates own all of the Pfizer Patents, provided that Pfizer jointly owns the patents described as “jointly-owned” on Schedule B; (b) there is no Third-Party License Agreement to which Pfizer or any of its Affiliates is a party (a “Pfizer Third-Party Agreement”) (i) pursuant to which Pfizer or any its Affiliates acquired a licensable or sublicensable interest in any Pfizer Patents, (ii) that imposes any restriction on Pfizer’s or any of its Affiliates’ ability to grant the license in Section 2.1.1, or (iii) that otherwise impose any obligation, financial or otherwise, on Medarex or its Affiliates or Sublicensees/Licensees, or otherwise restrict their exercise of their rights, under the license granted in Section 2.1.1; (c) as of the Effective Date, there are no Covered Patents that would be Pfizer Patents but for any Pfizer Third-Party Agreements; (d) as of the Effective Date, Pfizer and its Affiliates have the unencumbered and unrestricted right to grant Medarex rights in the Pfizer Patents in accordance with this Agreement without any payment or other (to the extent material to Medarex’s rights hereunder) obligations to Third Parties other than those set forth in this Agreement; (e) as of the Effective Date, Pfizer and its Affiliates do not have any existing agreements or arrangements with Third Parties relating to the Pfizer Patents that would conflict with Pfizer’s or its Affiliates’ obligations to Medarex and its Affiliates or Pfizer’s or its Affiliates’ performance under this Agreement, and Pfizer and its Affiliates will not enter into any agreements or arrangements with Third Parties relating to the Pfizer Patents that would conflict with Pfizer’s or its Affiliates’ obligations to Medarex and its Affiliates or Pfizer’s or its Affiliates’ performance under this Agreement; (f) as of the Effective Date, no Third Party has notified Pfizer in writing that the Pfizer Patents are invalid or unenforceable; (g) as of the Effective Date, Pfizer has full right, power and authority to grant the licenses and sublicenses granted by it under this Agreement and to enter into and perform its obligations under this Agreement; and (h) as of the Effective Date, Schedule B hereto sets forth a true and complete list of all Covered Patents owned or controlled by Pfizer or its Affiliates and neither Pfizer nor its Affiliates has any agreement or arrangement with a Third Party with respect to such Covered Patents that affects its Control of the Pfizer Patents or would otherwise adversely affect Medarex’s rights with respect to such Covered Patents under this Agreement.

3.2 Representations, Warranties and Covenants of Medarex. Medarex represents, warrants and covenants that: (a) as of the Effective Date, Medarex and its Affiliates own all of the Medarex Patents; (b) there is no Third-Party License Agreement to which Medarex or any of its Affiliates is a party (a “Medarex Third-Party Agreement”) (i) pursuant to which Medarex or any its Affiliates acquired a licensable or sublicensable interest in any Medarex Patents, (ii) that imposes any restriction on Medarex’s or any of its Affiliates’ ability to grant the license in Section 2.1.2, or (iii) that otherwise impose any obligation, financial or otherwise, on Pfizer or its Affiliates or Sublicensees/Licensees, or otherwise restrict their exercise of their rights, under the license granted in Section 2.1.2; (c) as of the Effective Date, there are no Covered Patents that would be Medarex Patents but for any Medarex Third-Party Agreements; (d) as of the Effective Date, Medarex and its Affiliates have the unencumbered and unrestricted right to grant Pfizer rights in the Medarex Patents in accordance with this Agreement without any payment or other (to the extent material to Pfizer’s rights hereunder) obligations to Third Parties other than those set forth in this Agreement; (e) as of the Effective Date, Medarex and its Affiliates do not have any existing agreements or arrangements with Third Parties relating to the Medarex Patents that would conflict with Medarex’s or its Affiliates’ obligations to Pfizer and its Affiliates or Medarex’s or its Affiliates’ performance under this Agreement, and Medarex and its Affiliates will not enter into any agreements or arrangements with Third Parties relating to the Medarex Patents that would conflict with Medarex’s or its Affiliates’ obligations to Pfizer and its Affiliates or Medarex’s or its Affiliates’ performance under this Agreement; (f) as of the Effective Date, no Third Party has notified Medarex in writing that the Medarex Patents are invalid or unenforceable; (g) as of the Effective Date, Medarex has full right, power and authority to grant the licenses and sublicenses granted by it under this Agreement and to enter into and perform its obligations under this Agreement; and (h) as of the Effective Date, Schedule C hereto sets forth a true and complete list of all Covered Patents owned or controlled by Medarex or its Affiliates and neither Medarex nor its Affiliates has any agreement or arrangement with a Third Party with respect to such Covered Patents that affects its Control of the Medarex Patents or would otherwise adversely affect Pfizer’s rights with respect to such Covered Patents under this Agreement.

3.3 Disclaimers.

3.3.1 Disclaimers of Certain Warranties. Nothing contained in this Agreement shall be construed as: (a) a warranty or representation by either of the Parties as to the validity, enforceability or scope of any Licensed Patent; (b) a warranty or representation that any Exploitation of Pfizer Products or Medarex Products hereunder will be free from infringement of any Patents or other intellectual property rights of any Third Party; (c) an agreement to bring or prosecute actions or suits against Third Parties for infringement or conferring any right to bring or prosecute actions or suits against Third Parties for infringement; (d) conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any derivation, contraction, abbreviation or simulation thereof, of either Party; or (e) an obligation to furnish any technical information, trade secrets or know-how.

3.3.2 No Implied Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, NON-INFRINGEMENT, NON-INTERFERENCE, OR VALIDITY OR ENFORCEABILITY OF THE LICENSED PATENTS (ISSUED OR PENDING).

3.4 Indemnities.

3.4.1 Pfizer and Medarex shall indemnify, defend and hold the other Party (and such other Party’s Affiliates and Sublicensees/Licensees and their respective officers, directors and agents) harmless for any and all losses, liabilities, damages, settlements, costs, legal fees and other expenses incurred in connection with any and all suits, investigations, claims or demands by a Third Party, including any claims for personal injury, property damage or death (collectively, “Losses”), against either Party based on a material breach by the indemnifying Party, the indemnifying Party’s Affiliates or Sublicensees/Licensees or their respective agents, employees, or officers of any representation, warranty, covenant or other obligation under this Agreement; provided, however, that the foregoing shall not apply to the extent that the claim is found to be based upon the gross negligence, recklessness or willful misconduct of the Party seeking indemnification. In addition, Pfizer shall indemnify, defend and hold harmless Medarex (and its Affiliates and Sublicensees/Licensees and their respective officers, directors and agents) for any and all Losses arising from or occurring as a result of clinical trials pursued by Pfizer or its Affiliates or Sublicensees/Licensees, the Exploitation of Pfizer Products or other products, including product liability and infringement claims, or the exercise by Pfizer or its Affiliates or Sublicensees/Licensees of their rights, or performance of their obligations, under this Agreement. In addition, Medarex shall indemnify, defend and hold harmless Pfizer (and its Affiliates and Sublicensees/Licensees and their respective officers, directors and agents) for any and all Losses incurred in connection with any and all claims arising from or occurring as a result of clinical trials pursued by Medarex or its Affiliates or Sublicensees/Licensees, the Exploitation of Medarex Products or other products, including product liability and infringement claims, or the exercise by Medarex or its Affiliates or Sublicensees/Licensees of their rights, or performance of their obligations, under this Agreement.

3.4.2 Indemnification Process.

(a) All indemnification claims in respect of a Party, its Affiliates, their respective Sublicensees/Licensees or their respective directors, officers, employees and agents (each, an “Indemnitee”) shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice of any Loss or discovery of fact upon which such indemnified Party intends to base a request for indemnification under this Section 3.4 (a “Claim”), but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice.

(b) At its option, the indemnifying Party may assume the defense of any Claim. Upon assuming the defense of a Claim, the indemnifying Party may appoint as lead counsel in the defense of the Claim any legal counsel selected by the indemnifying Party that is reasonably acceptable to the Indemnified Party. Should the indemnifying Party assume the defense of a Claim, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party or an Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim; provided that the Indemnified Party shall be entitled to participate in, but not control, the defense of such Claim and to employ counsel of its choice for such purpose, which shall be at the Indemnified Party’s own expense unless (A) the employment thereof has been specifically authorized by the indemnifying Party in writing, (B) the indemnifying Party has failed to assume the defense and employ counsel in accordance with this Section 3.4.2(b) (in which case the Indemnified Party shall control the defense) or (C) the interests of the Indemnified Party or the Indemnitee, on the one hand, and the indemnifying Party, on the other, with respect to such Claim are sufficiently adverse to prohibit the representation by the same counsel of both parties under applicable law, ethical rules or equitable principles (in which case the Indemnified Party shall control the defense with respect to it and the Indemnitee).

(c) With respect to any Losses relating solely to the payment of money damages in connection with a Claim and that will not result in the Indemnified Party’s or any other Indemnitee becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party or such Indemnitee in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party and such Indemnitee hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Claims, where the indemnifying Party has assumed the defense of the Claim in accordance with Section 3.4.2(b), the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnified Party or an Indemnitee that is reached without the written consent of the indemnifying Party, not to be unreasonably withheld or delayed. Regardless of whether the indemnifying Party chooses to defend or prosecute any Claim, no Indemnified Party or Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Claim without the prior written consent of the indemnifying Party, not to be unreasonably withheld or delayed.

(d) Regardless of whether the indemnifying Party chooses to defend or prosecute any Claim, the Indemnified Party shall, and shall cause each Indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.

4. Patent Matters.

4.1 Patent Prosecution. Neither Party shall have any obligation to file, prosecute, maintain, defend or enforce any of its Licensed Patents. Neither Party shall have any obligation to pay any costs related to the filing, prosecution, maintenance, defense or enforcement of any Licensed Patents Controlled by the other Party.

4.2 Exchange of Information. Upon the request of a Party, which request shall not be made more than once per calendar year, the other Party shall provide a written update describing any substantial changes in the status of its respective Patents that are licensed or sublicensed hereunder, including notice of the issuance of Patents on pending Patent applications included therein, reexaminations, reissues, and interferences and oppositions.. The Parties need not disclose information subject to attorney-client privilege.

5. Confidentiality.

5.1 Treatment of Confidential Information. Pfizer and Medarex shall limit their cooperation and sharing of confidential information solely to: the disclosure of information directly relating to the disclosures expressly required by this Agreement, and shall not otherwise be obligated to cooperate or share confidential information relating to their respective Programs with each other. Each Party shall maintain all information of the other Party and its Affiliates in confidence, including the existence and terms and conditions of this Agreement, and shall not disclose, divulge or otherwise communicate such information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, and hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure or use of such information by any of its Affiliates, directors, officers, employees, consultants, subcontractors, sublicensees or agents.

5.2 Release from Restrictions. The provisions of Section 5.1 shall not apply to any information disclosed hereunder that: (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction to the receiving Party or its Affiliates by an independent, unaffiliated Third Party rightfully in possession of the confidential information (but only to the extent of the rights received from such Third Party); or (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates; or (d) is generally made available by the disclosing Party to Third Parties without restriction. Further, the receiving Party shall have the right to disclose information disclosed by the other Party (x) to the extent necessary to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, or the rules of a stock exchange or NASDAQ, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure including assisting the Party whose information is being disclosed to seek confidential treatment or a protective order, or (y) to existing or potential acquirers or merger candidates, existing or potential Sublicensees/Licensees, investment bankers, existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 5.

5.3 Separate Programs. This Agreement does not imply or require that Pfizer or Medarex share any technical information relating to their respective Programs with each other, and Pfizer and Medarex intend to restrict their communications and cooperation under this Agreement to matters directly relating to the Parties’ rights hereunder.

6. Miscellaneous.

6.1 Construction. Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”. Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The headings of this Agreement are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement. The term “including” or “includes” as used in this Agreement means including, without limiting the generality of any description preceding such term. The wording of this Agreement shall be deemed to be the wording mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

6.2 Publicity. Except as otherwise required by law, rule or regulation, neither Party shall issue a press release regarding this Agreement or originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the prior written approval of the other Party; provided, however, that the Parties agree that disclosures of information for which consent has been previously obtained shall not require additional approval. If a public disclosure is required by law, rule or regulation, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing Party’s prior review and comment; provided, however, that no such review and comment shall be required for any filing with the Securities and Exchange Commission, including on Form 10K or Form 10Q or Form 8K or other similar filing under the Securities Exchange Act of 1934, as amended, or a Registration Statement under the Securities Act of 1933, as amended; and provided further, that Medarex agrees to seek confidential treatment for all proprietary and other commercially-sensitive provisions of this Agreement with respect to its SEC filing obligations to the extent permitted by applicable law.

6.3 No Implied Licenses. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

6.4 No Agency. Nothing herein shall be deemed to constitute any Party as the agent or representative of the other Party, or the Parties as joint venturers or partners for any purpose.

6.5 Notice. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or by nationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses set forth below or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 6.5. Such notice shall be deemed to have been given as of the date delivered by hand or on the third business day (at the place of delivery) after deposit with an nationally recognized overnight delivery service.

If to Pfizer:	Pfizer Global Research & Development
Vice President, Strategic Alliances
50 Pequot Avenue
New London, CT 06320

With copies to:	Pfizer Inc
235 East 42nd Street
New York, New York 10017
Attn: General Counsel

Pfizer Global Research and Development
General Counsel
50 Pequot Avenue
New London, CT 06320

If to Medarex:	Medarex, Inc.
707 State Road
Princeton, NJ 08540
Attn: President
Telephone: (609) 430-2880
Facsimile: (609) 430-2850

With copies to:	Medarex, Inc.
707 State Road
Princeton, NJ 08540
Attn: General Counsel
Telephone: (609) 430-2880
Facsimile: (609) 430-4215

and

Medarex, Inc.
707 State Road
Princeton, NJ 08540
Attn: Senior Vice President, Business Development
Telephone: (609) 430-2880
Facsimile: (609) 430-2850

6.6 Assignment. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by any Party without the prior written consent of the other Party, except (a) to Affiliates of such Party, or (b) in connection with a Change of Control, provided that any assignee or the successor entity agrees to be bound by the terms and conditions of this Agreement and provided further that the assigning Party, if it survives, continues to remain primarily liable for performance of any Affiliate to which it assigns the Agreement or any of its rights or obligations hereunder, or (c) if Pfizer transfers the Pfizer Program or the Pfizer Product to a third party provided such entity agrees to be bound by the terms and conditions of this Agreement and provided furthermore that Pfizer continues to remain primarily liable for performance by the third party to which it assigns the Agreement or any of its rights or obligations hereunder, or (d) if Medarex transfers the Medarex Program or the Medarex Product to a third party provided such entity agrees to be bound by the terms and conditions of this Agreement and provided furthermore that Medarex continues to remain primarily liable for performance by the third party to which it assigns the Agreement or any of its rights or obligations hereunder. Without limiting the preceding sentence, all validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party. Any attempted assignment or delegation in violation of this Section shall be void. The licenses granted in this Agreement shall be binding on any successor of Medarex or Pfizer that is in Control of the Medarex Patents or the Pfizer Patents, respectively.

6.7 No Modification. This Agreement may be changed only by a writing signed by authorized representatives of the Parties.

6.8 Waiver. The waiver by any Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of any Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power, or privilege by such Party.

6.9 Severability. To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect. If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement. To the fullest extent permitted by applicable law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect and the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.11 Governing Law; Jurisdiction and Venue. This Agreement shall in all events and for all purposes be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice of law principle that would dictate the application of the law of another jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this

Agreement in the courts of the State of New York or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

6.12 No Consents. Neither Party requires any consents, permissions, waivers or licenses from third parties in order to provide each other with the license rights provided for herein or to otherwise satisfy the terms of this Agreement.

6.13 Entire Agreement. This Agreement constitutes the entire agreement of the Parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between the Parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, duly-authorized representatives of the Parties have signed this Cross License Agreement as a document under seal as of the Effective Date.

MEDAREX, INC.	PFIZER INC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

Medarex Patents and Patent Applications

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Schedule B

Pfizer Patents and Patent Applications

Note:	The Patents marked with an asterisk on this Schedule B are owned jointly by Pfizer, Inc. and Abgenix, Inc.

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*U.S. Patent No. 6,682,736

Issued on January 27, 2004

Titled “Human Monoclonal Antibodies to CTLA-4”

Inventors: Douglas Charles HANSON, Mark Joseph NEVEU, Eileen Elliott MUELLER, Jeffrey Herbert HANKE, Steven Christopher GILMAN, C. Geoffrey DAVIS, and Jose Ramon CORVALAN

Assignee: Abgenix, Inc. and Pfizer, Inc. (Fremont, CA)

U.S.S.N. 09/472,087 filed on December 23, 1999

Claiming priority from U.S.S.N. 60/113,647

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[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.